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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):         December 22, 2000 (December 1, 2000)
                                                       --------------------------------------------


                                    NEXTEL INTERNATIONAL, INC.
                      (Exact name of registrant as specified in its charter)


            DELAWARE                      333-26649                       91-1671412
  (State or other jurisdiction           (Commission                   (I.R.S. Employer
       of incorporation)                 File Number)                 Identification No.)


        10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                   20191
               (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:                  (703) 433-4000
                                                       --------------------------------------------




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                  (Former name or former address, if changed since last report)
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       The Form 8K filed on December 13, 2000 is hereby amended and restated to re-file exhibit 10.3.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                 NOT APPLICABLE

          (b)    PRO FORMA FINANCIAL INFORMATION.
                 NOT APPLICABLE

          (c)    EXHIBITS.

                   Exhibit No    Exhibit Description

                     10.3*       Form of Amendment 001 to iDEN Infrastructure
                                 Supply Agreement, dated as of December 1, 2000, between Nextel International, Inc. and
                                 Motorola, Inc. and each of Nextel
                                 Telecomunicacoes Ltda., Nextel Argentina
                                 S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del Peru, S.A. and Nextel Communications
                                 Philippines, Inc.*



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                       *Portions of this exhibit have been omitted and
                       filed separately with the Securities and Exchange
                       Commission pursuant to a request for confidential
                       treatment.






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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEXTEL INTERNATIONAL, INC.


Date: December 22, 2000               By:  /s/ Robert J. Gilker
                                        ---------------------------------------
                                           Robert J. Gilker
                                           Vice President and General Counsel


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                                  EXHIBIT INDEX

             Exhibit No   Exhibit Description

              10.3*       Form of Amendment 001 to iDEN Infrastructure Supply
                          Agreement, dated as of December 1, 2000, between Nextel International, Inc., Motorola, Inc. and each of
                          Nextel Telecomunicacoes Ltda., Nextel Argentina
                          S.R.L., Nextel de Mexico, S.A. de C.V., Nextel del
                          Peru, S.A. and Nextel Communications Philippines,
                          Inc.*

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              *Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.